                                                                   Exhibit 23.6


                           CONSENT OF MICHAEL CARRAZZA


The undersigned, Michael Carrazza, does hereby consent to act as a Director of IT Staffing Ltd. (the "Company"), effective immediately upon the closing of the public offering. In addition, the undersigned, Michael Carrazza, does hereby consent to the use of my name as filed with the Company's Registration Statement on Form SB-2, and any amendment thereof.







January 19, 1999                               /S/ MICHAEL CARRAZZA
                                               ------------------------------
                                               Michael Carrazza

                             CONSENT TO ACT AS A DIRECTOR

TO:  IT STAFFING LTD.
     (the "Corporation")


     I, James Reddy:

1. consent to act as a director of the Corporation, such consent to continue in effect from time to time until a date upon which I give written notice to the Corporation revoking such consent or cease to be a director of the Corporation;

2. consent to the holding of meetings of directors or of committees of directors by means of such telephone, electronic or other communication facilities as permit all persons participating in the meetings to communicate with each other simultaneously and instantaneously;

3.   acknowledge and declare that I am not less than 18 years of age and


     /X/ a Canadian citizen ordinarily resident in Canada or a permanent resident withing the meaning of the Immigration Act (Canada) ordinarily resident in Canada; or

     / /  a Canadian citizen not ordinarily resident in Canada; or

     / /  none of the above;

4. undertake to advise the corporation in writing of any change in my citizenship or residence forthwith after such change;

5. acknowledge that persons of unsound mind who have been so found by a court in Canada or elsewhere and persons with the status of a bankrupt are disqualified from being directors of as corporation and declare that I am not so disqualified;

6. undertake to advise the Corporation in writing forthwith if I become disqualified to act as a director; and

7.   acknowledge that the Corporation will rely upon the foregoing information.


          DATED: September 1, 1998

                                             /s/ James Reddy
                                             --------------------------
                                             James Reddy

                             CONSENT TO ACT AS A DIRECTOR

TO:  IT STAFFING LTD.
     (the "Corporation")


     I, William J. Neill:

1. consent to act as a director of the Corporation, such consent to continue in effect from time to time until a date upon which I give written notice to the Corporation revoking such consent or cease to be a director of the Corporation;

2. consent to the holding of meetings of directors or of committees of directors by means of such telephone, electronic or other communication facilities as permit all persons participating in the meetings to communicate with each other simultaneously and instantaneously;

3.   acknowledge and declare that I am not less than 18 years of age and


     /X/ a Canadian citizen ordinarily resident in Canada or a permanent resident withing the meaning of the Immigration Act (Canada) ordinarily resident in Canada; or

     / /  a Canadian citizen not ordinarily resident in Canada; or

     / /  none of the above;

4. undertake to advise the corporation in writing of any change in my citizenship or residence forthwith after such change;

5. acknowledge that persons of unsound mind who have been so found by a court in Canada or elsewhere and persons with the status of a bankrupt are disqualified from being directors of as corporation and declare that I am not so disqualified;

6. undertake to advise the Corporation in writing forthwith if I become disqualified to act as a director; and

7.   acknowledge that the Corporation will rely upon the foregoing information.


          DATED: September 1, 1998

                                             /s/ William J. Neill
                                             --------------------------
                                             William J. Neill

                             CONSENT TO ACT AS A DIRECTOR

TO:  IT STAFFING LTD.
     (the "Corporation")


     I, John Dunne:

1. consent to act as a director of the Corporation, such consent to continue in effect from time to time until a date upon which I give written notice to the Corporation revoking such consent or cease to be a director of the Corporation;

2. consent to the holding of meetings of directors or of committees of directors by means of such telephone, electronic or other communication facilities as permit all persons participating in the meetings to communicate with each other simultaneously and instantaneously;

3.   acknowledge and declare that I am not less than 18 years of age and


     /X/ a Canadian citizen ordinarily resident in Canada or a permanent resident withing the meaning of the Immigration Act (Canada) ordinarily resident in Canada; or

     / /  a Canadian citizen not ordinarily resident in Canada; or

     / /  none of the above;

4. undertake to advise the corporation in writing of any change in my citizenship or residence forthwith after such change;

5. acknowledge that persons of unsound mind who have been so found by a court in Canada or elsewhere and persons with the status of a bankrupt are disqualified from being directors of as corporation and declare that I am not so disqualified;

6. undertake to advise the Corporation in writing forthwith if I become disqualified to act as a director; and

7.   acknowledge that the Corporation will rely upon the foregoing information.


          DATED: September 1, 1998

                                             /s/ John Dunne
                                             --------------------------
                                             John Dunne

                             CONSENT TO ACT AS A DIRECTOR

TO:  IT STAFFING LTD.
     (the "Corporation")


     I, Blair Taylor:

1. consent to act as a director of the Corporation, such consent to continue in effect from time to time until a date upon which I give written notice to the Corporation revoking such consent or cease to be a director of the Corporation;

2. consent to the holding of meetings of directors or of committees of directors by means of such telephone, electronic or other communication facilities as permit all persons participating in the meetings to communicate with each other simultaneously and instantaneously;

3.   acknowledge and declare that I am not less than 18 years of age and


     /X/ a Canadian citizen ordinarily resident in Canada or a permanent resident withing the meaning of the Immigration Act (Canada) ordinarily resident in Canada; or

     / /  a Canadian citizen not ordinarily resident in Canada; or

     / /  none of the above;

4. undertake to advise the corporation in writing of any change in my citizenship or residence forthwith after such change;

5. acknowledge that persons of unsound mind who have been so found by a court in Canada or elsewhere and persons with the status of a bankrupt are disqualified from being directors of as corporation and declare that I am not so disqualified;

6. undertake to advise the Corporation in writing forthwith if I become disqualified to act as a director; and

7.   acknowledge that the Corporation will rely upon the foregoing information.


          DATED: September 1, 1998

                                             /s/ Blair Taylor
                                             --------------------------
                                             Blair Taylor

                             CONSENT TO ACT AS A DIRECTOR

TO:  IT STAFFING LTD.
     (the "Corporation")


     I, Robert M. Rubin:

1. consent to act as a director of the Corporation, such consent to continue in effect from time to time until a date upon which I give written notice to the Corporation revoking such consent or cease to be a director of the Corporation;

2. consent to the holding of meetings of directors or of committees of directors by means of such telephone, electronic or other communication facilities as permit all persons participating in the meetings to communicate with each other simultaneously and instantaneously;

3.   acknowledge and declare that I am not less than 18 years of age and


     / / a Canadian citizen ordinarily resident in Canada or a permanent resident withing the meaning of the Immigration Act (Canada) ordinarily resident in Canada; or

     / /  a Canadian citizen not ordinarily resident in Canada; or

     /X/  none of the above;

4. undertake to advise the corporation in writing of any change in my citizenship or residence forthwith after such change;

5. acknowledge that persons of unsound mind who have been so found by a court in Canada or elsewhere and persons with the status of a bankrupt are disqualified from being directors of as corporation and declare that I am not so disqualified;

6. undertake to advise the Corporation in writing forthwith if I become disqualified to act as a director; and

7.   acknowledge that the Corporation will rely upon the foregoing information.


          DATED: September 1, 1998

                                             /s/ Robert M. Rubin
                                             --------------------------
                                             Robert M. Rubin